VARIABLE INSURANCE FUNDS

SUMMARY PROSPECTUS

MAY 1, 2012

GUGGENHEIM ALTERNATIVES FUND
Alternative Strategies Allocation Fund

Before you invest, you may wish to review the fund's prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting rydex-sgi.com/service/prospectuses_reports.shtml, calling 800.820.0888 or e-mailing sservices@sg-investors.com. The fund's prospectus and SAI, both dated May 1, 2012, as revised from time to time, and the fund's most recent shareholder reports, are incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and is not intended for use by other investors.

Alternative Strategies Allocation Fund

INVESTMENT OBJECTIVE

The Alternative Strategies Allocation Fund (the "Fund") seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.66%
Total Annual Fund Operating Expenses*	1.66%

*  The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund's financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

PORTFOLIO TURNOVER

The Fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). The underlying funds do pay transaction costs when they turn over their portfolio, and a higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the performance of the underlying funds and of the Fund. During the most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, a "fund of funds," seeks to achieve its investment objective by investing principally in a diversified portfolio of affiliated and unaffiliated funds (the "underlying funds"), including exchange-traded funds ("ETFs"), and, to a limited extent, futures that represent alternative and non-traditional asset classes and strategies in an attempt to deliver performance with low correlation (i.e., little or no similarity) to traditional stock and bond asset classes and long-term positive returns. In managing the Fund, the Advisor will apply a proprietary asset allocation methodology that principally allocates assets among underlying funds that emphasize directly, or in combination with other investments, alternative or non-traditional asset classes or investment strategies

SUMMARY PROSPECTUS

(i.e., absolute return strategies, commodities, currency arbitrage, global macro, managed futures and real estate) according to the degree of risk associated with each underlying fund given the market conditions in existence at the time of allocation.

Descriptions of the primary alternative and non-traditional asset classes and strategies are as follows:

Market Neutral. Market neutral strategies typically seek to profit independently from stock market movements, while maintaining a low correlation to and mitigating the risks of the U.S. and international equity markets. The strategies will hold long securities that the managers believe are undervalued and take short positions in common stocks that the managers believe are overvalued.

Long/Short Equity. Long/short equity strategies typically seek to profit from investing on both the long and short sides of equity market.

Merger Arbitrage. Merger arbitrage strategies typically invest simultaneously in long and short positions in both companies involved in a merger or acquisition. They typically invest in long positions in the stock of the company to be acquired and short the stocks of the acquiring company.

Commodities. Commodity strategies typically seek exposure to the performance of the commodities markets and/or exposure to a long-short investment strategy that is based on commodity trends.

Currency Arbitrage. Currency arbitrage strategies typically seek capital appreciation through investing in various arbitrage opportunities in currency markets.

Global Macro. Global macro strategies typically seek to profit from changes in currency, commodity, equity and fixed income prices and market volatility.

Fixed Income Arbitrage. Fixed income arbitrage strategies typically seek to profit from relationships between different fixed income securities or fixed income and equity securities, leveraging long and short positions in securities that are related mathematically or economically.

Managed Futures. Managed futures strategies seek to preserve capital through capturing opportunities in various futures markets. The managers typically invest in long positions in the futures that are showing strong upward momentum and short positions in the futures that are in a downward trend. These strategies often provide different exposures to many markets and thus offer low correlations with traditional stock and bond markets.

Real Estate. Real estate strategies typically seek to profit through the development of liquid portfolios of stocks that effectively represent the real estate segment of the market.

The Fund may invest in, and thus have indirect exposure to the risks of the underlying investments, including but not limited to, the underlying investments listed below. The underlying funds may include affiliated mutual funds, affiliated and unaffiliated ETFs, commodity pools, and other pooled investment vehicles. The Advisor may change the Fund's asset class allocation and/or strategy allocation, the underlying funds, or weightings without shareholder notice. The Fund generally may invest in each underlying fund without limitation in a manner consistent with the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

UNDERLYING INVESTMENTS:

Underlying Investments (Affiliated)

Rydex Variable Trust Multi-Hedge Strategies Fund

Rydex Variable Trust Commodities Strategy Fund

Rydex Variable Trust Long/Short Commodities Strategy Fund

Rydex Variable Trust Managed Futures Strategy Fund

Rydex Variable Trust Real Estate Fund

Rydex Series Funds Alternative Strategies Fund

Rydex Series Funds Event Driven and Distressed Strategies Fund

Rydex Series Funds Long Short Equity Strategy Fund

Rydex Series Funds Long Short Interest Rate Strategy Fund

Rydex Variable Trust U.S. Long Short Momentum Fund

Currencyshares Australian Dollar Trust

Currencyshares British Pound Sterling Trust

Currencyshares Canadian Dollar Trust

Currencyshares Euro Trust

SUMMARY PROSPECTUS

Currencyshares Japanese Yen Trust

Currencyshares Mexican Peso Trust

Currencyshares Russian Ruble Trust

Currencyshares Swedish Krona Trust

Currencyshares Swiss Franc Trust

Un-Affiliated Underlying Investments

Powershares DB G10 Currency Harvest Fund

The Fund also may invest in American Depositary Receipts ("ADRs"), exchange-traded notes ("ETNs"), index swaps, and options on securities, futures contracts and indices to enable the Fund to pursue its investment objective efficiently in gaining exposure to or hedging exposure to various market factors or to better manage its risk and cash positions. Certain of the Fund's derivative investments may be traded in the over-the-counter ("OTC") market. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct significant trading activity at or just prior to the close of the U.S. financial markets.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Commodity-Linked Derivative Investment Risk – The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

Conflicts of Interest Risk – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor also may be responsible for managing affiliated underlying funds.

Counterparty Credit Risk – The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to an underlying fund or the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund's investment.

Currency Risk – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with an underlying fund's conversions between various currencies.

Depositary Receipt Risk – The Fund and certain of the underlying funds may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's or an underlying fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Derivatives Risk – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

SUMMARY PROSPECTUS

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Emerging Markets Risk – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

Energy Sector Risk – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

Exchange-Traded Notes (ETNs) Risk – The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's or an underlying fund's decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the Fund or an underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

Fixed Income Risk – The Fund's investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may indirectly affect the Fund and cause the value of the Fund to decrease. In addition, the Fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Foreign Issuer Exposure Risk – The Fund and certain of the underlying funds may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

Fund of Funds Risk – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

Growth Stocks Risk – Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

High Yield Risk – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

Initial Public Offering ("IPO") Risk – Certain of the underlying funds may invest a portion of their assets in securities of companies offering shares in IPOs, which may be more volatile than other securities. In addition, the effect of IPOs on an underlying fund's, and thus the Fund's, performance likely will decrease as the underlying fund's asset size increases, which could reduce the Fund's total returns. Because the prices of IPO shares frequently are volatile, the underlying funds may hold IPO shares for a very short period of time, which may result in increased portfolio turnover and increased transactions costs for the Fund. The limited number of shares available for trading in some IPOs may make it more difficult for an underlying fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing prices. The underlying funds' investments in IPO shares also may include the securities of unseasoned issuers, which present greater risks than the securities of more established issuers.

Investment in Investment Companies Risk – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

Investment in the Subsidiary Risk – Certain of the underlying funds may invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries.") The Subsidiaries are not registered under the Investment

SUMMARY PROSPECTUS

Company Act of 1940 (the "1940 Act") and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Thus, certain of the underlying funds, as the sole investor in their respective Subsidiary, will not have all of the protections offered to shareholders of registered investment companies. By investing in the Subsidiaries, certain of the underlying funds are exposed to the risks of the Subsidiaries' investments, which in turn will be exposed primarily to the risks of investing in the commodities markets. Each applicable underlying fund also will incur its pro rata share of the expenses of its Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which certain of the underlying funds and the Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

Large-Capitalization Securities Risk – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Leveraging Risk – The Fund achieves leveraged exposure generally, and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The Fund's and underlying funds' investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Because the use of such instruments may be an integral part of certain underlying funds' investment strategies, the use of such instruments may expose the underlying fund and thus, the Fund, to potentially dramatic losses or gains in the value of their respective portfolios. Leverage also will have the effect of magnifying tracking error.

Liquidity Risk – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. While the Fund and underlying funds only intend to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a "limit move," it may be difficult or impossible for the Fund or an underlying fund to liquidate such investments. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

Market Risk – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time. An investment in the Fund may lose money.

Mid-Capitalization Securities Risk – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

OTC Trading Risk – Certain of the derivatives in which the Fund and certain of the underlying funds may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Real Estate Sector Risk – To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

Repurchase Agreement Risk – The Fund's investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

Small-Capitalization Securities Risk – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Tax Risk – Certain of the underlying funds currently gain most of their exposure to the commodities markets through their investments in wholly-owned subsidiaries which may invest in commodity-linked derivative instruments and other similar

SUMMARY PROSPECTUS

instruments in compliance with private letter rulings issued by the Internal Revenue Service to certain of the underlying funds. To the extent the an affiliated underlying fund invests in such instruments directly, it intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Tracking Error Risk – The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying funds' performance to be less than you expect.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may prevent the Fund from achieving its investment objective.

Value Stocks Risk – Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION

The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below does not reflect fees and expenses of any variable contract that may use the Fund as its underlying investment and would be lower if it did. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return 12/31/2010 3.62%	Lowest Quarter Return 9/30/2011 -5.31%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2011)

	Past 1 Year	Since Inception (5/1/2008)
Alternative Strategies Allocation Fund	-3.08%	-6.18%
Barclay Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.38%

MANAGEMENT

INVESTMENT ADVISOR

Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

SUMMARY PROSPECTUS

PORTFOLIO MANAGERS

•  Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with the Advisor since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's NAV per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

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805 KING FARM BOULEVARD, SUITE 600
ROCKVILLE, MARYLAND 20850
800 820 0888
RYDEX-SGI.COM

SUMVTASA-0512x0513